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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      March 4, 1996
                                                  --------------------------


                           WSFS FINANCIAL CORPORATION
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                     0-16668                       22-2866913
-------------------       ------------------------       ---------------------
  (State or Other         (Commission File Number)          (I.R.S. Employer
  Jurisdiction of                                        Identification Number)
   Incorporation)

838 Market Street, Wilmington, Delaware                             19899
---------------------------------------                        ---------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:           (302) 792-6000
                                                     -------------------------















                            Total number of pages 6.

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Item 5.  Other Events

    On March 4, 1996, the Board of Directors of WSFS Financial Corporation announced that the Company would remain independent. In July 1995, the Company had announced that it was exploring its strategic alternatives, including a possible sale of the Company.

Item 7.  Financial Statements and Exhibits

    (c)    Exhibits

           The following exhibit is filed as part of this report:

EXHIBIT
NUMBER                     DOCUMENT
-------                    --------

  99            Press Release dated March 4, 1996                    Exhibit 1






























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WSFS Financial Corporation



Date:  March 5, 1996                        /s/   MARVIN N. SCHOENHALS
                                       ------------------------------------
                                                Marvin N. Schoenhals
                                       President and Chief Executive Officer